                                                          EXHIBIT 1

                                        [Proof of May 24, 1995]


                 Leucadia National Corporation
                   (a New York corporation)

                         $100,000,000

             % Senior Subordinated Notes due 2005



                    UNDERWRITING AGREEMENT


                                                         , 1995

Jefferies & Company, Inc.
11100 Santa Monica Boulevard
Los Angeles, California  90025

CS First Boston Corporation
Park Avenue Plaza
55 East 52nd Street
New York, New York  10055

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Dear Sirs:

          Leucadia National Corporation, a New York corporation (the "Company"), hereby confirms its agreement with each of you (the "Underwriters") with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $100,000,000 aggregate principal amount of the Com-
pany's    % Senior Subordinated Notes due 2005 (the "Securi-
ties") as set forth in Schedule A hereto.

          The Securities are to be issued pursuant to an inden-ture (the "Indenture") between the Company and The First
National Bank of Boston, as Trustee (the "Trustee").

          You have advised us that you desire to purchase the Securities and that you propose to make a public offering of the Securities as soon as you deem advisable after the Regis-tration Statement referred to below becomes effective, the



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                                    -2-



Pricing Agreement (as defined below) has been executed and delivered and the Indenture has been qualified under the Trust
Indenture Act of 1939, as amended (the "Trust Indenture Act").

            Prior to the purchase and public offering of the Securities by the Underwriters, the Company and the Underwrit-ers shall enter into an agreement substantially in the form of Exhibit A hereto (the "Pricing Agreement"). The Pricing Agree-ment may take the form of an exchange of any standard form of written telecommunication between the Company and the Under-writers and shall specify such applicable information as is indicated in Exhibit A hereto. The offering of the Securities will be governed by this Agreement, as supplemented by the Pricing Agreement. From and after the date of execution and delivery of the Pricing Agreement, this Agreement shall be deemed to incorporate the Pricing Agreement.

            The terms which follow, when used in this Agreement, shall have the meanings indicated. "Preliminary Prospectus" shall mean any preliminary prospectus referred to in
Section 1(a)(i) below and any preliminary prospectus included in the Registration Statement on the date that the Registration Statement becomes effective (the "Effective Date") that omits Rule 430A Information (as defined below). "Registration State-ment" shall mean the registration statement referred to in
Section 1(a)(i) below, including exhibits, as amended at the Representation Date (as defined below) (or, if not effective at the Representation Date, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as defined in Section 2 hereof), shall also mean such registration state-ment as so amended. Such term shall include Rule 430A Informa-tion deemed to be included therein at the Effective Date as provided by Rule 430A (as defined below). The prospectus con-stituting a part of the Registration Statement (including the Rule 430A Information) as from time to time amended or supple-mented, is hereinafter referred to as the "Prospectus", except that if any revised prospectus shall be provided to the Under-writers by the Company which differs from the prospectus on file at the Securities and Exchange Commission (the "Commis-sion") at the Effective Date (whether or not such revised pro-spectus is required to be filed by the Company pursuant to Rule 424 of the Act Regulations), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Underwriters for such use. "Rule 158," "Rule 424" and "Rule 430A" refer to such rules under the



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                                    -3-



Securities Act of 1933, as amended (the "Act"; the rules and regulations under the Act, the "Act Regulations"). "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Reg-istration Statement when it becomes effective pursuant to Rule 430A. Any reference herein to the Registration Statement, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3, which have been filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act") as of the Effective Date, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement, a Pre-liminary Prospectus or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any docu-ment with the Commission deemed to be incorporated by reference therein (all such incorporated documents being herein called the "Incorporated Documents").

            SECTION 1.  Representations and Warranties.  (a)  The
Company represents and warrants to the Underwriters as of the date hereof and as of the date of execution of the Pricing
Agreement (such date being referred to as the "Representation
Date") and as of the Closing Date (as defined in Section 2 below), as follows:

            (i) The Company meets the requirements for use of Form S-3 under the Act and has filed with the Commission a registration statement (Registration No. 33-59463) on such Form, including a related preliminary prospectus, for the registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amend-ments thereto, including the related preliminary prospec-tus, each of which has previously been furnished to the Underwriters. The Company will file with the Commission either (A) prior to effectiveness of such registration statement, a further amendment to such registration state-ment (including the form of final prospectus) or (B) after effectiveness of such registration statement, a final pro-spectus in accordance with Rules 430A and 424(b) of the Act Regulations. The Company has included in such regis-tration statement, as amended at the Effective Date, all information (other than Rule 430A Information in the case of clause (B)) required by the Act and the Act Regulations to be included in the Prospectus with respect to the



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                                    -4-



      Securities and the offering thereof. As filed, such amendment and form of final prospectus, or such final pro-spectus, shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Underwriters shall agree in writing to a modi-fication, shall be in all substantive respects in the form furnished to the Underwriters prior to the date hereof.

           (ii) On the Effective Date and on the Representation Date and the Closing Date, the Registration Statement did and will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Repre-sentation Date and the Closing Date, the Prospectus (together with any supplements thereto) will comply in all material respects with the applicable requirements of the Act and the Act Regulations; on the Effective Date and the Closing Date, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the Representation Date and the Closing Date, and on the date of any filing pursuant to Rule 424(b), the Prospectus (together with any supplements thereto) did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representations or warranties to an Underwriter as to the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Underwriter with respect to such Under-writer for use in connection with the preparation of the Registration Statement or the Prospectus (or any supple-ment thereto).

          (iii) In reliance in part upon representations of Coo-pers & Lybrand L.L.P., the accountants who have certified or shall certify the financial statements filed or to be filed with the Commission as part of the Registration Statement and the Prospectus (including the Incorporated Documents) are independent accountants as required by the Act.



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                                    -5-



           (iv) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with all requisite cor-porate power and authority to own its properties and con-duct its business as described in the Prospectus, and is duly qualified to transact business and is in good stand-ing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect (as defined below).

            (v)  Each of the Company's subsidiaries listed in
      Exhibit 21 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and such other subsidiaries created after such date that would be required to be so listed if in existence at such date (collectively, the "Subsidiaries") has been duly incorpo-rated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own its properties and conduct its busi-ness as described in the Prospectus, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification except where the failure of such Subsidiary to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect.

           (vi) All the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock of such Subsidiaries are owned by the Company, either directly or through wholly-owned Subsidiaries, free and clear of any security interests, claims, liens or encumbrances.

          (vii) The Company and each of its Subsidiaries have all requisite power and authority, and all necessary mate-rial authorizations, approvals, orders, licenses, certifi-cates and permits of and from regulatory or governmental officials, bodies and tribunals, to own or lease their respective properties and to conduct their respective



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                                    -6-



      businesses as now being conducted and as described in the Prospectus, and neither the Company nor any of its Subsid-iaries has received any notice of proceedings relating to the revocation or modification of any such authorizations, approvals, orders, licenses, certificates or permits which, singly or in the aggregate, if the failure to be so licensed or approved or if the subject of an unfavorable decision, ruling or finding, would have a materially adverse effect on the condition (financial or otherwise), earnings or business of the Company and its Subsidiaries, considered as one enterprise, whether or not occurring in the ordinary course of business (a "Material Adverse Effect"); and the Company and its subsidiaries are in com-pliance with all applicable laws, rules, regulations and orders and consents, the violation of which would have a Material Adverse Effect.

         (viii) The Incorporated Documents, when they became effective or were or are filed with the Commission, as the case may be, complied or will comply, as the case may be, in all material respects with the applicable requirements of the Act, the Act Regulations and the Exchange Act, as applicable.

           (ix) Since the respective dates as of which informa-tion is provided in the Prospectus, except as otherwise specifically stated therein, there has been no material adverse change or development with respect to the condi-tion (financial or otherwise), earnings or business of the Company and its Subsidiaries, considered as one enter-prise, whether or not arising in the ordinary course of business (a "Material Adverse Change").

            (x) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus or the Incorporated Documents, without giving effect to any exercise of outstanding options subsequent to the date of the Prospectus and prior to the filing of any subsequent Incorporated Document; all of the Company's issued and outstanding common shares, $1.00 par value per share (the "Common Shares"), have been duly authorized and validly issued and are fully paid and non-assessable.

           (xi) Neither the Company nor any of its Subsidiaries is in violation of its respective charter or by-laws or similar organizational documents or in default in the



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                                    -7-



      performance or observance of any obligation, agreement, covenant or condition contained in any contract, inden-ture, mortgage, loan agreement, note, lease or other agreement or instrument (including, without limitation, any Senior Indebtedness of the Company (as defined in the Indenture)) to which the Company or any of its Subsidiar-ies is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject, the effect of which violation or default in performance or observance would be a Material Adverse Effect.

          (xii) The Indenture has been duly authorized by the Company and, upon execution and delivery by the Company (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and binding agree-ment of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reor-ganization, moratorium and similar laws affecting credi-tors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regard-less of whether enforcement is sought in a proceeding in equity or at law), including principles of commercial rea-sonableness, good faith and fair dealing.

         (xiii) The Securities, when executed by the Company and authenticated by the Trustee in accordance with the terms of the Indenture (assuming the due authorization, execu-tion and delivery of the Indenture by the Trustee), and delivered to and paid for by you in accordance with the terms of this Agreement and the Pricing Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture.

          (xiv) The Securities and the Indenture conform to the respective descriptions thereof in the Registration State-ment and Prospectus.

           (xv) The Company is not (a) an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (b) a bank holding company under the Bank
      Holding Company Act.

          (xvi) There are no contracts or documents binding upon or affecting the Company or any of its Subsidiaries that are required to be filed as exhibits to the Registration



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                                    -8-



      Statement or to any of the documents incorporated by ref-erence therein by the Act, the Act Regulations or the Exchange Act that have not been so filed.

         (xvii) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated hereby, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky or insurance laws of any jurisdiction in connec-tion with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

        (xviii) Neither the issue and sale of the Securities, nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof, will conflict with, result in a breach of, or con-stitute a default under the terms of any indenture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or bound or any order, reg-ulation, consent or memorandum of understanding applicable to the Company or any of its Subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its Subsidiaries (where such conflict, breach or default would, singly or in the aggregate, have a Material Adverse Effect) or the charter or by-laws of the Company.

            (b) Any certificate signed by any officer of the Company and delivered to the Underwriters or to counsel for the Underwriters pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

            SECTION 2. Sale and Delivery to the Underwriters; Closing. (a) The Company agrees to sell to each Underwriter, severally and not jointly, and, on the basis of the representa-tions and warranties herein contained and subject to the terms and conditions herein set forth, each Underwriter agrees to purchase from the Company, at the purchase price set forth in the Pricing Agreement, the aggregate principal amount of Secu-rities set forth in Schedule A hereto opposite the name of such Underwriter. The Company will have no obligation to sell to the Underwriters any of the Securities hereunder unless the Underwriters purchase all of the Securities hereunder.



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                                    -9-



            If the Company has elected not to rely upon Rule 430A, the initial public offering price of the Securities and the purchase price of the Securities to be paid by the Under-writers and certain other principal terms of the Securities have each been determined and set forth in the Pricing Agree-ment, dated the date hereof, and an amendment to the Registra-tion Statement and the Prospectus containing such information will be filed before the Registration Statement becomes effective.

            If the Company has elected to rely upon Rule 430A, the initial public offering price of the Securities, the pur-chase price for the Securities to be paid by the Underwriters and certain other principal terms of the Securities shall be agreed upon and set forth in the Pricing Agreement. In the event that such price and terms have not been agreed upon and the Pricing Agreement has not been executed and delivered by all parties thereto by the close of business on the fourth business day following the date of this Agreement, this Agree-ment shall terminate forthwith, without liability of any party to any other party, except as set forth in Section 4 hereof.

            (b) Payment of the purchase price for, and delivery of, the Securities to be purchased by the Underwriters shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, or at such other place as shall be agreed upon by the Underwriters and the Company, at 10:00 A.M. on the fifth business day following the date the Registration Statement becomes effective (or, if the Company has elected to rely upon Rule 430A, the fifth business day after the date of execution of the Pricing Agreement), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriters and the Company (such time and date of payment and delivery being herein called "Closing Date").

            Payment shall be made to the Company by certified or official bank check or checks drawn in New York Clearing House funds or similar next day funds payable to the order of the Company against delivery to the Underwriters of the Securities to be purchased by them. The Securities shall be in such denominations and registered in such names as the Underwriters may request in writing at least two business days before the Closing Date. The Securities will be made available for exami-nation and packaging by the Underwriters not later than 1:00 P.M. on the last business day prior to the Closing Date at the offices of the Trustee in New York City.



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                                   -10-



            SECTION 3.  Covenants of the Company.  The Company
covenants with each of the Underwriters as follows:

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the date of this Agreement, and any amendment thereof, to become effective, as promptly as possible after the filing thereof. The Company will not file any amendment to the Registration Statement or amendment or supplement to the Prospectus (including any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Underwrit-ers shall reasonably object in writing after a reasonable opportunity to review such amendment or supplement. The Company shall furnish to the Underwriters copies of any document that upon filing is deemed to be incorporated by reference in the Registration Statement or Prospectus. Subject to the foregoing sentences in this clause (a), if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus or sup-plement to the Prospectus is otherwise required under Rule 424(b), the Company will cause the Prospectus, prop-erly completed, or such supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Underwriters of such timely filing. The Company will promptly advise the Underwriters (A) when the Registration Statement, if not effective at the date of this Agreement, and any amendment thereto, shall have become effective, (B) when the Pro-spectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b),
      (C) when any amendment to the Registration Statement shall have been filed or become effective, (D) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any addi-tional information, (E) of the receipt by the Company of any notification of, or if the Company otherwise has knowledge of, the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any pro-ceeding for that purpose and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any pro-ceeding for such purpose. The Company will use its best



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                                   -11-



      efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the with-drawal thereof.

            (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not mis-leading, or if it shall be necessary to amend the Regis-tration Statement or amend or supplement the Prospectus to comply with the Act or the Act Regulations, the Company promptly will prepare and file with the Commission, sub-ject to the second sentence of Section 3(a), an amendment or supplement which will correct such statement or omis-sion or effect such compliance.

            (c) As soon as practicable, the Company will make generally available to its securityholders and to the Underwriters an earning statement or statements of the Company and its Subsidiaries covering the twelve-month period ending [June 30], 1996 which will satisfy the pro-visions of Section 11(a) of the Act and Rule 158.

            (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, four signed copies of the Registration Statement (including exhibits thereto and all documents incorporated by reference therein) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Prospectus and the Prospectus and all amendments and supplements thereto as the Under-writers may reasonably request.

            (e) The Company will cooperate with the Underwriters and their counsel in connection with endeavoring to obtain the qualification or registration, or exemption from qualification, of the Securities for offer and sale under the applicable securities and insurance laws of such states and other jurisdictions of the United States as the Underwriters may designate; provided, that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to taxation or



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                                   -12-



      general service of process in any jurisdiction where it is not now so subject; and will maintain such qualifications in effect for a period of not less than one year from the Effective Date.

            SECTION 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement and the Form T-1 as originally filed and of each amendment thereto, (ii) the printing and/or copying of this Agreement, the Pricing Agreement and the Indenture,
(iii) the preparation, issuance and delivery of the Securities to the Underwriters, including capital duties, stamp duties and transfer taxes, if any, payable upon issuance of any of the Securities, the sale of the Securities to the Underwriters and the fees and expenses of the Trustee, (iv) the fees and dis-bursements of the Company's counsel and accountants, (v) the qualification of the Securities under state securities and insurance laws in accordance with the provisions of Section 3(e), including filing fees and the reasonable fees and dis-bursements of counsel for the Underwriters in connection there-with and in connection with the preparation of any Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the Preliminary Prospectus, and of the Prospectus and any amendments or supplements thereto,
(vii) the printing and/or copying and delivery to the Under-writers of copies of the Blue Sky Survey, (viii) the fee of any filing for review of the offering with the National Association of Securities Dealers, Inc., (ix) the fees and expenses incurred in connection with the rating of the Securities by rating agencies and (x) the fees and expenses incurred in con-nection with the listing of the Securities on the New York Stock Exchange.

            If this Agreement is terminated pursuant to the third paragraph of Section 2(a) or by the Underwriters in accordance with the provisions of Section 5 or Sections 8(a)(i) or 8(a)(ii), the Company shall reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the rea-sonable fees and disbursements of counsel for the Underwriters.

            SECTION 5. Conditions of the Underwriters' Obliga-tions. The obligations of the Underwriters to purchase the Securities hereunder are subject to the continued accuracy in all material respects of the representations and warranties of



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                                   -13-



the Company herein contained, to the accuracy of the statements of the Company made in any certificate pursuant to the provi-sions hereof, to the performance by the Company of its obliga-tions hereunder, and to the following further conditions:

            (a) The Registration Statement shall have become effective not later than 5:30 P.M. on the date hereof, or at such later time and date as may be approved by the Underwriters and by the Company and shall remain effective at the Closing Date. No stop order suspending the effec-tiveness of the Registration Statement shall have been issued under the Act or proceedings therefor initiated or threatened by the Commission. If the Company has elected to rely upon Rule 430A, the price of the Securities and any price-related information previously omitted from the effective Registration Statement pursuant to Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) within the prescribed time period, and prior to the Closing Date, the Company shall have pro-vided evidence satisfactory to the Underwriters of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirement of Rule 430A.

            (b) The Company shall have furnished to the Under-writers the opinion of Weil, Gotshal & Manges, counsel for the Company, dated the Closing Date, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and, to the best knowledge of such counsel, is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its business requires such qualification except where the failure of the Company to be so qualified would not, singly or in the aggregate, have a materially adverse effect on the condition (financial or otherwise), earnings or business of the Company and its Subsidiaries (as defined below), considered as a whole (solely for purposes of this Section 5(b), a "Material Adverse Effect");



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                                   -14-



                 (ii) Each of Leucadia, Inc. and LNC Investments, Inc. and any other corporations of which the Company owns more than 50% of the outstanding capital stock, directly or indirectly, and which contributed 10% or more of the Company's consolidated revenues for the year ended December 31, 1994 or which represented 10% or more of the Company's consolidated total assets at December 31, 1994, which information may be based upon a certificate of an officer of the Company (collectively, solely for purposes of this Section 5(b), the "Subsidiaries") (other than Charter
            National Life Insurance Company ("Charter"), Empire Insurance Company ("Empire") and Colonial Penn Group, Inc. ("CPG") and its subsidiaries (collectively, the "Insurance Subsidiaries") and other than Phlcorp, Inc. ("Phlcorp")) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is organized, with all requisite corporate power and authority to own its properties and conduct its busi-ness as described in the Prospectus, and, to the best knowledge of such counsel, is duly qualified to transact business and is in good standing as a for-eign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of such Subsidiary to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect;

                (iii) To the knowledge of such counsel, all the outstanding shares of capital stock of each Subsid-iary (other than the Insurance Subsidiaries and Phlcorp) have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in the Registration Statement and the Prospectus, to such counsel's knowledge, all out-standing shares of capital stock of such Subsidiaries (other than the Insurance Subsidiaries and Phlcorp) are owned by the Company, either directly or through wholly-owned Subsidiaries, free and clear of any security interests, claims, liens or encumbrances;

                 (iv) Such counsel does not know of any pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its

            Subsidiaries required to be disclosed in the Prospec-tus, which is not adequately disclosed in the Pro-spectus, or any franchise, contract or other document that is material to the Company and its Subsidiaries, considered as a whole, and required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                  (v) (a) The Registration Statement has become effective under the Act; (b) any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); and (c) to the knowledge of such counsel, no stop order suspend-ing the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened;

                 (vi) The Company meets the requirements for the use of Form S-3 under the Act;

                (vii) (a) The Registration Statement and the Pro-spectus (other than the financial statements (includ-ing the notes thereto) and schedules and other finan-cial and statistical data contained or incorporated by reference therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the rules thereunder; and (b) the Incorporated Documents (other than the financial statements (including the notes thereto) and schedules and other financial and statistical data contained or incorpo-rated by reference therein as to which such counsel need express no opinion), when filed, or as amended or supplemented, complied as to form in all material respects with the requirements of the Exchange Act;

               (viii)  Each of this Agreement and the Pricing
            Agreement has been duly authorized, executed and delivered by the Company;

                 (ix)  No consent, approval, authorization or
            order of any New York, Delaware corporate or Federal governmental agency or body or, to our knowledge, any court, is required for the consummation of the transactions contemplated hereby, except such as have been obtained under the Act and the Trust Indenture Act and such as may be required under the blue sky or insurance laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters (as to which such counsel need express no opinion);

                  (x) Neither the issue and sale of the Securi-ties, nor the consummation of any other of the trans-actions herein contemplated, nor the fulfillment of the terms hereof, will conflict with, result in a breach of, or constitute a default under the terms of any indenture or other agreement or instrument known to such counsel to which the Company or any of its Subsidiaries is bound or any order, regulation, con-sent or memorandum of understanding of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Com-pany or any of its Subsidiaries of which such counsel is aware and known by such counsel to be applicable to the Company or any of its Subsidiaries (where such conflict, breach or default would, singly or in the aggregate, have a Material Adverse Effect) or the charter or by-laws of the Company;

                 (xi) The Securities have been duly authorized by the Company for issuance; the Securities, when exe-cuted by the Company and authenticated by the Trustee in accordance with the Indenture (assuming the due authorization, execution and delivery of the Inden-ture by the Trustee) and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement and the Pricing Agreement, will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture, subject to applicable bankruptcy, insolvency, fraudulent convey-ance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general princi-ples of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                (xii) The Company's outstanding Common Shares have been duly authorized and validly issued and are fully paid and non-assessable; and the shareholders of the Company have no preemptive rights with respect to the Common Shares;

               (xiii) The Indenture has been duly and validly authorized by the Company and has been duly qualified under the Trust Indenture Act and, when duly executed and delivered by the Company (assuming the due autho-rization, execution and delivery by the Trustee), will constitute a valid and legally binding obliga-tion of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reor-ganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                (xiv) The Securities, when issued, and the Inden-ture conform in all material respects to the descrip-tion thereof contained in the Prospectus;

                 (xv) The Company is not (a) an "investment com-pany" within the meaning of the Investment Company
            Act of 1940, as amended, or (b) a bank holding com-pany under the Bank Holding Company Act.

            In addition, such counsel shall also state that such counsel have participated in conferences with representatives of the Underwriters, officers and other representatives of the Company and its subsidiaries and representatives of the inde-pendent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel are not passing upon and do not assume any respon-sibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Pro-spectus (except as set forth in clause (xiv) of this Section 5(b)), on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other rep-resentatives of the Company), no facts have come to the atten-tion of such counsel which lead such counsel to believe that the Registration Statement at the time it became effective or at the Representation Date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the Representation Date (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securities which differs from the Prospectus on file at the Commission at the Represen-tation Date, in which case at the time it is first provided to the Underwriters for such use) or at the Closing Date, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that such coun-sel need not express any view with respect to (i) the Form T-1 and (ii) the financial statements (including the notes thereto), supporting schedules or any other financial and sta-tistical data set forth or referred to or incorporated by ref-erence in the Registration Statement or the Prospectus.

            In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any juris-diction other than New York or the federal law of the United States, to the extent they deem proper and specified in such opinion, upon the opinions of other counsel and (B) as to mat-ters of fact, to the extent they deem proper, on representa-tions or certificates of responsible officers of the Company and certificates of public officials. References to the Pro-spectus in this Section 5(b) include any supplements thereto at or prior to the Closing Date.

            (c) The General Counsel or Compliance Officer, as the case may be, of each of Charter, Empire and CPG and its subsidiaries shall have furnished to the Underwriters their opinions or certificates, as the case may be, dated the Closing Date, to the effect that:

            (i) The applicable Insurance Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualifi-cation, except where the failure of such Insurance Subsid-iary to be so qualified would not, singly or in the aggre-gate, have a materially adverse effect on the condition

      (financial or otherwise), earnings or business of such Insurance Subsidiary (solely for purposes of this Section
      5(c), a "Material Adverse Effect");

           (ii) To the knowledge of such counsel or officer, as the case may be, all the outstanding shares of capital stock of such Insurance Subsidiary has been duly autho-rized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock of such Insurance Subsidiary are owned by the Company, either directly or through wholly owned Subsidiaries, free and clear of any security inter-ests, claims, liens or encumbrances;

          (iii) To the knowledge of such counsel or officer, as the case may be, each of the applicable Insurance Subsid-iaries has all necessary federal, state or local govern-mental licenses, authorizations, consents, approvals and have made all necessary filings required under any fed-eral, state or local law, regulation or rule in order to conduct its respective business, except where the failure to be so licensed, have such authorizations, consents or approvals or to have made such filings would not, singly or in the aggregate, have a Material Adverse Effect; and to the knowledge of such counsel or officer, as the case may be, such Insurance Subsidiary is not in violation of, or in default under, any such license, authorization, con-sent or approval or any federal, state or local law, regu-lation or rule or any decree, order or judgment applicable to such Insurance Subsidiary, except where such violation or default would not, singly or in the aggregate, have a Material Adverse Effect; and

           (iv) Each applicable Insurance Subsidiary which is an insurer or an insurance holding company is duly licensed or admitted as an insurer or an insurance holding company in each jurisdiction where it is required to be so licensed to conduct its respective businesses as described in the Prospectus, and each has all other necessary autho-rizations, approvals, orders, certificates and permits of and from all insurance authorities, commissions or other insurance or other applicable regulatory authorities to conduct their respective businesses as described in the Prospectus, except where the failure to be so licensed or admitted or to have such authorizations, approvals, orders, certificates and permits would not, singly or in the aggregate, have a Material Adverse Effect.

            (d) The Company shall have furnished to the Under-writers the opinion of Dilworth, Paxson, Kalish & Kauffman, counsel for Phlcorp, dated the Closing Date, to the effect that:

            (i) Phlcorp has been duly incorporated and is val-idly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or orga-nized, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to transact busi-ness and is in good standing as a foreign corporation in each jurisdiction where the nature of its activities requires such qualification, except where the failure of Phlcorp to be so qualified would not, singly or in the aggregate, have a Material Adverse Effect; and

           (ii) To the knowledge of such counsel, all the out-standing shares of capital stock of Phlcorp have been duly authorized and validly issued and are fully paid and non-assessable, and, except as otherwise set forth in the Registration Statement and the Prospectus, all outstanding shares of capital stock of Phlcorp are owned by the Com-pany, free and clear of any security interests, claims, liens or encumbrances.

            (e) The favorable opinion, dated as of the Closing Date, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the matters set forth in clauses (v) (clauses
(a) and (c) only), (vii) (clause (a) only), (viii), (xi),
(xiii) and (xiv) of Section 5(b).

            In addition, such counsel shall also state that such counsel have participated in conferences with representatives of the Underwriters, officers and other representatives of the Company and its subsidiaries, counsel for the Company and rep-resentatives of the independent public accountants for the Com-pany, at which the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel are not passing upon and do not assume any respon-sibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Pro-spectus, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Company), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (unless the term "Prospectus" refers to a prospectus which has been provided to the Underwriters by the Company for use in connection with the offering of the Securi-ties which differs from the Prospectus on file at the Commis-sion at the Representation Date, in which case at the time it is first provided to the Underwriters for such use) at the Rep-resentation Date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that such counsel need express no comment with respect to (i) the Form
T-1 and (ii) the financial statements (including the notes thereto), supporting schedules or any financial or statistical data set forth or referred to or incorporated by reference in the Registration Statement or the Prospectus.

            (f)  The following conditions contained in clauses
(i), (ii) and (iii) of this Section 5(f) shall have been satis-fied on and as of the Closing Date and the Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such cer-tificate have carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus, the Incorpo-rated Documents and this Agreement and that, to the best of their knowledge:

            (i) the representations and warranties of the Com-pany in this Agreement are true and correct in all mate-rial respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions under this Agreement on its part to be per-formed or satisfied at or prior to the Closing Date;

           (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and

          (iii) since the date of the most recent financial statements included in the Prospectus (exclusive of any supplement thereto), there has been no Material Adverse
      Change.

            (g) At the time of execution of this Agreement and at the Closing Date, Coopers & Lybrand shall have furnished to the Underwriters a letter or letters, dated respectively as of the Representation Date and as of the Closing Date, in form and substance reasonably satisfactory to the Underwriters, contain-ing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial and statisti-cal information pertaining to the Company and its subsidiaries contained in the Registration Statement, the Prospectus and the Incorporated Documents and any document or instrument deemed to be incorporated by reference in the Registration Statement and Prospectus.

            (h) At the Closing Date, counsel for the Underwrit-ers shall have been furnished with such information, certifi-cates and documents as they may reasonably require for the pur-pose of enabling them to pass upon the issuance and sale of the Securities as contemplated herein and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained, or otherwise in connection with the offering contemplated hereby; and all opinions and certificates men-tioned above or elsewhere in this Agreement shall be reasonably satisfactory in form and substance to the Underwriters and counsel for the Underwriters.

            If any condition specified in this Section 5 shall not have been fulfilled in all material respects when and as required to be fulfilled, this Agreement may be terminated by the Underwriters by notice to the Company, and such termination shall be without liability of any party to any other party except as provided in Section 4.

            SECTION 6.  Indemnification and Contribution.
(a) The Company agrees to indemnify, defend and hold harmless each Underwriter and its respective officers, employees and directors and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such officer, employee, director or controlling person may incur under the Act, the Exchange Act or otherwise, as such expenses are incurred, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registra-tion Statement (or in the Registration Statement as amended by any post-effective amendment thereof) or in a Prospectus (the term Prospectus for the purpose of this Section 6 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration State-ment or the Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact made in conformity with information furnished in writing by such Underwriter to the Company expressly for use with refer-ence to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registra-tion Statement or Prospectus or necessary to make such informa-tion not misleading; provided, that the indemnity agreement contained in this Section 6(a) with respect to any untrue statement or omission in any Preliminary Prospectus or amended Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, expense, liability or claim purchased the Securities which is the subject thereof, if the Prospectus corrected any such alleged untrue statement or omission and if such Underwriter failed to send or give a copy of the Prospectus, excluding any documents incorporated by reference, to such person at or prior to the written confirmation of the sale of Securities to such person.

            If any action is brought against an Underwriter or its respective officers, employees, directors or person who controls any Underwriter (as described above) in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, such Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of reasonable expenses. Such Underwriter or such officer, employee, director or person who controls any Underwriter (as described above) shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such persons unless the employment of such counsel shall have been authorized in writ-ing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company; provided, that the Company shall only be responsible for the fees and expenses of one counsel for each Underwriter hereunder. Anything in this paragraph to the contrary notwith-standing, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.

            (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, each of its directors, officers and employees and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any such person may incur under the Act or otherwise, insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omis-sion or alleged omission to state a material fact in connection with such information required to be stated either in such Reg-istration Statement or Prospectus or necessary to make such information not misleading.

            If any action is brought against the Company or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Com-pany or such person shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action, including the employ-ment of counsel and payment of reasonable expenses. The Com-pany or such person shall have the right to employ its or his own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been autho-rized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel to have charge of the defense of such action or such indemnified party or parties shall have reasonably con-cluded that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred. Anything in this paragraph to the contrary notwith-standing, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter, which consent shall not be unreasonably withheld.

            (c)  If the indemnification provided for in this
Section 6 is unavailable to an indemnified party under subsec-tion (a) or (b) of this Section 6 in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnify-ing such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Securities or (ii) if the alloca-tion provided by clause (i) above is not permitted by appli-cable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, expenses, liabili-ties or claims, as well as any other relevant equitable consid-erations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offer-ing (net of underwriting discounts and commissions but before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Under-writers. The relative fault of the Company on the one hand and of the Underwriters on the other shall be determined by refer-ence to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowl-edge, access to information and opportunity to correct or pre-vent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

            (d) The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(c) above. Notwithstanding the provisions of this Section 6, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue state-ment or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Sec-tion 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresenta-tion. The Underwriters' obligations to contribute pursuant to this Section 6 are several in proportion to their respective underwriting commitments and not joint.

            (e) The indemnity and contribution agreements con-tained in this Section 6 and the covenants, warranties and rep-resentations of the Company contained in this Agreement shall remain in full force and effect irrespective of any investiga-tion made by or on behalf of any Underwriter, or any of its oficers, employees, directors or person who controls any Under-writer within the meaning of Section 15 of the Act or Section

20 of the Exchange Act, or by or on behalf of the Company, its directors, officers, employees or any person who controls the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, and shall survive any termina-tion of this Agreement or the issuance and delivery of the Securities. The Company and each Underwriter agree promptly to notify the others of the commencement of any litigation or pro-ceeding against it and, in the case of the Company, against any of the Company's officers and directors in connection with the issuance and sale of the Securities, or in connection with the Registration Statement or Prospectus.

            SECTION 7. Representations, Warranties and Agree-ments to Survive Delivery. All representations, warranties, and agreements contained in this Agreement and the Pricing Agreement, or contained in certificates of officers of the Com-pany submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any of its respective offic-ers, employees, directors or person who controls any Under-writer, or by or on behalf of the Company, and shall survive delivery of the Securities to and payment for the Securities by the Underwriters.

            SECTION 8. Termination of Agreement. (a) The Underwriters may terminate this Agreement, by notice to the Company (i) if there shall occur any default or breach by the Company hereunder or the failure to satisfy any of the condi-tions contained in Section 5 hereof, (ii) if there has been, since the date of this Agreement or since the respective dates as of which information is provided in the Registration State-ment and prior to the Closing Date, any Material Adverse Change or any downgrading of any of the Company's securities or the placement of any such securities on a so-called "credit watch" or similar list by any major credit rating agency, or (iii) if, since the date of this Agreement and prior to the Closing Date,
(A) there has occurred any material adverse change in the financial markets of the United States or any outbreak of hos-tilities or other calamity or crisis, the effect of which on the financial securities markets of the United States is such as to make it, in the judgment of the Underwriters, impracti-cable to market the Securities or to enforce contracts for the sale of the Securities, or (B) trading in any of the securities of the Company has been suspended by the Commission, or trading generally on the New York Stock Exchange has been suspended (other than by limitation on hours or number of days of trading), or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by the New York Stock Exchange or by order of the Commission or any other governmental authority or (C) a banking moratorium has been declared by either Federal or New York authorities.

            (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4.

            SECTION 9. Notices. All notices and other communi-cations hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters, c/o Jefferies & Company, Inc., 11100 Santa Monica Boulevard, Los Angeles, California 90025, attention of Jerry Gluck; notices to the Company shall be directed to it at 315 Park Avenue South, New York, New York 10010, attention of the Secretary of the Company, with a copy to Weil, Gotshal & Manges at 767 Fifth Avenue, New York, New York 10153, attention of Stephen E. Jacobs, Esq.

            SECTION 10. Parties. This Agreement and the Pricing Agreement shall each inure to the benefit of and be binding upon the Underwriters and the Company and their respective suc-cessors and legal representatives. Nothing expressed or men-tioned in this Agreement or the Pricing Agreement is intended or shall be construed to provide any person, firm or corpora-tion, other than the Underwriters and the Company and their respective successors and legal representatives and the con-trolling persons and officers, employees and directors referred to in Sections 6 and 7 and their respective heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the Pricing Agreement or any provision herein or therein contained. This Agreement and the Pricing Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclu-sive benefit of the Underwriters and the Company and their respective successors and legal representatives, and said con-trolling persons and officers and directors and their respec-tive heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by rea-son merely of such purchase.

            SECTION 11. Governing Law and Time. This Agreement and the Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

            If the foregoing is in accordance with your under-standing of our agreement, please sign and return to the Com-pany a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,

                                        LEUCADIA NATIONAL CORPORATION


                                        By:
                                            -------------------------
                                            Name:
                                            Title:
CONFIRMED AND ACCEPTED,
as of the date first above written:

JEFFERIES & COMPANY, INC.


By:
      --------------------------
      Name:
      Title:


CS FIRST BOSTON CORPORATION


By:
      --------------------------
      Name:
      Title:


PAINEWEBBER INCORPORATED


By:
      --------------------------
      Name:
      Title:

                                SCHEDULE A
                                ----------


                                                  Aggregate Principal
                                                  Amount of Securities
Name of Underwriter                               to be Purchased
-------------------                               --------------------


Jefferies & Company, Inc. ......................  $


CS First Boston Corporation.....................


PaineWebber Incorporated .......................

                                                  -------------
              Total                               $ 100,000,000
                                                  =============

                    Leucadia National Corporation
                       (a New York corporation)

                              $100,000,000

                % Senior Subordinated Notes due 2005


                           PRICING AGREEMENT
                           -----------------

                                                                     , 1995

Jefferies & Company, Inc.
11100 Santa Monica Boulevard
Los Angeles, California  90025

CS First Boston Corporation
Park Avenue Plaza
55 East 52nd Street
New York, New York  10055

PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York  10019

Dear Sirs:

            Reference is made to the Underwriting Agreement dated , 1995 (the "Underwriting Agreement") between
Leucadia National Corporation, a New York corporation (the "Company"), and you, relating to the purchase by you from the Company, subject to the terms and conditions set forth herein and therein, of $100,000,000 aggregate principal amount of the
Company's    % Senior Subordinated Notes due 2005 (the "Securi-
ties"). This Agreement is the Pricing Agreement referred to in the Underwriting Agreement and capitalized terms used herein without definition shall have the meanings assigned to them in the Underwriting Agreement.

            Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with you as follows:

            1.  The initial public offering price of the Securi-
ties, determined as provided in said Section 2, shall be    %
of the principal amount thereof, plus accrued interest, if any,
from             , 1995.

            2.  The purchase price of the Securities to be paid
by the Underwriters shall be    % of the principal amount
thereof, plus accrued interest, if any, from             ,
1995.

            3.  The interest rate to be borne by the Securities
shall be    % per annum.

            4.  The Securities will mature on               ,
2005.

            The Company represents and warrants to the Underwrit-ers that the representations and warranties of the Company set forth in Section 1 of the Underwriting Agreement are accurate as though expressly made at and as of the date hereof.

            If the foregoing is in accordance with your under-standing of our agreement, please sign and return to the Com-pany a counterpart hereof, whereupon this instrument, along with all counterparts and together with the Underwriting Agree-ment, will be a binding agreement between you and the Company in accordance with its terms and the terms of the Underwriting Agreement.

                                       Very truly yours,

                                       LEUCADIA NATIONAL CORPORATION


                                        By:
                                            ------------------------
                                            Name:
                                            Title:
CONFIRMED AND ACCEPTED,
as of the date first above written:

JEFFERIES & COMPANY, INC.


By:
      --------------------------
      Name:
      Title:


CS FIRST BOSTON CORPORATION


By:
      --------------------------
      Name:
      Title:


PAINEWEBBER INCORPORATED


By:
      --------------------------
      Name:
      Title: